FRONT OF CERTIFICATE                 EXHIBIT (4)(C)

Number                                                                  Shares

                           SEVEN SEAS PETROLEUM INC.

     CONTINUED IN THE YUKON TERRITORY UNDER THE BUSINESS CORPORATIONS ACT

                            CUSIP NUMBER 817917 10 7

            THIS
            CERTIFIES
            THAT

            IS THE
            REGISTERED
            HOLDER OF

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

                            SEVEN SEAS PETROLEUM INC.

            A transfer of the shares represented by this certificate will not be registered in a register of transfers of the Corporation except upon surrender of this certificate, duly endorsed by the appropriate person. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar of the Corporation.

            IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers.

            DATED

                                            COUNTERSIGNED AND REGISTERED
                                            MONTREAL TRUST COMPANY OF CANADA
                                            TRANSFER AGENT AND REGISTRAR

CHAIRMAN AND CHIEF EXECUTIVE OFFICER        BY: _____________________________
                                                Authorized Officer

                              Back of Certificate

For value received _____________ hereby sell, assign and transfer unto

_______________________________________________________________________________
        (PLEASE PRINT OR TYPEWRITE NAME, ADDRESS AND S.I.N. OF ASSIGNEE)

_______________________________________________________________________________
                                                          SOCIAL SECURITY NUMBER

                                            ____________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________

___________________________________ Attorney to transfer the said stock on the Books of the within-named Corporation with full power of substitution in the premises.

Dated __________________
                                            ____________________________________

In the presence of

____________________________________
Signature Guaranteed by: